Exhibit 10.4

Lock-Up Agreement

April ___, 2019

Ladies and Gentlemen:

This agreement (“Lock-Up Agreement”) is being delivered to you in connection with the securities purchase agreement (the “Purchase Agreement”) entered into by and among Avalanche International, Corp., a corporation organized under the laws of the State of Nevada (the “Company”), and the purchasers signatory thereto (the “Purchasers”) with respect to the proposed offering and sale by the Company of the Securities (as defined in the Purchase Agreement) to the Purchasers (the “Offering”).

The undersigned recognizes and acknowledges that the Purchasers are relying upon the representations and agreements of the undersigned contained in this Lock-Up Agreement in conducting the Offering. In consideration thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof (the “Effective Date”) and ending on, and including, the date on which the Notes (as defined in the Purchase Agreement) are no longer outstanding, the undersigned will not, without the prior written consent of ___________ (i) offer, sell, contract to sell, pledge, transfer, assign or otherwise dispose of (including, without limitation, by making any short sale, engage in any hedging, monetization or derivative transaction) or file (or participate in the filing of) a registration statement or prospectus with the U.S. Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder with respect to, (a) any Common Stock or (b) any other securities of the Company that are substantially similar to Common Stock or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase Common Stock (the “Related Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or Related Securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

Notwithstanding the foregoing, the restrictions described above shall not apply to: (a) transfers of shares of Common Stock or Related Securities disposed of as bona fide gifts; (b) transactions by the undersigned relating to shares of Common Stock acquired in open market transactions after the completion of the Offering; (c) entry into written trading plans for the sale or other disposition by the undersigned of Common Stock for purposes of complying with Rule 10b5-1 of the Exchange Act (“10b5-1 Plans”), provided that no sales or other distributions pursuant to a 10b5-1 Plan may occur until the expiration of the Lock-Up Period; (d) transfers by the undersigned of shares of Common Stock or Related Securities as a result of testate, intestate succession or bona fide estate planning; (e) transfers by the undersigned pursuant to a qualified domestic order or in connection with a divorce settlement, provided that in the case of any transfer or distribution pursuant this clause (e), any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall state that such transfer is pursuant to an order of a court or a settlement resulting from a legal proceeding unless such a statement would be prohibited by any applicable law or order of a court; (f) transfers by the undersigned to a trust, partnership, limited liability company or other entity, the majority of the beneficial interests of which are held, directly or indirectly, by the undersigned or a family member of the undersigned; (g) distributions by the undersigned of shares of Common Stock or Related Securities to members, partners or stockholders of the undersigned; (h) the conversion of a Related Security, or the exercise of an option or warrant outstanding on the Effective Date that would otherwise expire during the Lock-Up Period, by the undersigned, provided that the Common Stock or Related Securities received upon such conversion or exercise are subject to the terms of this Lock-Up Agreement; (i) the transfer or other disposition of Common Stock or Related Securities issued pursuant to the exercise of any stock option or restricted stock unit granted under a stock incentive plan or other equity award plan, which plan is described in the registration statement and prospectus filed with the Commission in connection with the Offering, to the Company upon (A) a vesting or settlement event of such securities or (B) upon the exercise of such securities pursuant to clause (h) above, in each case on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such securities (and any transfer or other disposition to the Company necessary in respect of such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting or exercise whether by means of a “net settlement” or otherwise) so long as such “cashless exercise” or “net exercise” is effected solely by the surrender of outstanding securities (or Common Stock issuable upon exercise thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations, provided that the Common Stock or Related Securities received in connection with such “cashless” or “net exercise,” are subject to the terms of this Lock-Up Agreement, and provided further, that any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock as a result thereof shall include disclosure that such exercise was done on a “cashless” or “net exercise” basis with respect to an expiring option or warrant or to cover withholding tax and remittance obligations, as applicable; (j) the transfer of Common Stock or Related Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a change of control of the Company, provided, however, that in the event that the tender offer, merger, consolidation or other such transaction is not completed, such Common Stock or Related Securities owned by the undersigned shall remain subject to the restrictions contained in this Lock-Up Agreement, provided further, that for purposes of this clause (j), “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company; (k) the transfer of Common Stock or Related Securities to the Company pursuant to agreements, which agreements are described in the registration statement and prospectus filed with the Commission in connection with the Offering, under which the Company has the option to repurchase such securities or a right of first refusal with respect to transfers of such securities, provided that in the case of any transfer or distribution pursuant this clause, any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall state that such transfer is pursuant to a right of repurchase or rights of first refusal by the Company; or (l) the conversion of the outstanding preferred stock of the Company into Common Stock in connection with the consummation of the Offering, provided that such securities remains subject to the terms of this Lock-Up Agreement; provided that in the case of any such permitted transfer or distribution pursuant to clause (a), (d), (e), (f), (g) or (h), each transferee, distributee or pledgee shall sign and deliver a lock-up letter substantially in the form of this Lock-Up Agreement, provided further that in the case of any such permitted transfer or distribution pursuant to clause (a), (b), (d), (f) and (g), no filing under Section 16(a) of the Exchange Act nor any other public filing or disclosure of such transfer by or on behalf of the undersigned, reporting a reduction in beneficial ownership of the Equity Securities, shall be required or voluntarily made during the Lock-Up Period.

The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without the prior written consent of _______________ make any demand for, or exercise any right with respect to, the registration (or equivalent) of Common Stock or any Related Securities.

If (1) the Company is not an “emerging growth company” (as defined in Section 2(a)(19) of the Securities Act of 1933, as amended); and (2) either (i) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is eighteen (18) days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, that this sentence will not apply if, within three days of the termination of the Lock-Up Period, the Company delivers to __________ a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are, as of the date of delivery of such certificate, “actively traded securities,” within the meaning of Rule 101 of Regulation M promulgated under the Exchange Act. Such notice shall be delivered in accordance with notice provision of the Purchase Agreement.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock. The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to the Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to the Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such Common Stock or other securities.

The undersigned hereby represents and warrants that it has full power and authority to enter into this Lock-Up Agreement and that such agreement is enforceable against it in accordance with its terms.

This Lock-Up Agreement constitutes the entire agreement and understanding between and among the parties with respect to the subject matter of this Lock-Up Agreement and supersedes any prior agreement, representation or understanding with respect to such subject matter.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed within the State of New York.

Upon the earliest to occur, if any, of (a) the Company notifying you in writing that it does not intend to proceed with the Offering, (b) the termination for any reason of the Purchase Agreement prior to the closing date of the Offering, or (c) April 30, 2019, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

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Very truly yours,

Signature:
Name: